UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21901

Alpine Global Dynamic Dividend Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577	Rose DiMartino Attorney at Law Willkie Farr & Gallagher, LLP 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 - October 31, 2016

Item 1: Shareholder Report

Global Dynamic Dividend Fund

October 31, 2016

Annual Report

Alpine View
October 31, 2016

Dear Shareholders:

The fiscal year ended October 31, 2016 showed many of characteristics typical of an extended period of economic transition, as reflected through the capital markets. Uncertainty whether the slow growth, low inflation world economy would begin to trend toward growth or descend to deflation has made business cautious about spending for expansion. It has tempered even limited action by the Federal Reserve to normalize interest rates over the past few years. Thus, the collapse of commodity prices early in the year and Britain’s “Brexit” vote significantly influenced short term capital market trends during the year, but then markets returned to trend.

SEA CHANGE

However, after the fiscal year, we experienced a dramatic sea change in the aftermath of the U.S. presidential election of 2016, which for better or for worse, has created the prospect for a significant reshuffling of expectations. Initially, the markets have to rely upon campaign rhetoric, which may be unrealistic in terms of future enactment or execution of new policies. That said, we have adjusted our investment framework from the expectation of lower interest rates and slower growth for longer periods of time to the possibility of moderately stronger growth and a stronger dollar with higher interest rates due to potentially higher future domestic inflation. For reasons we will discuss in the following paragraphs, we believe this can be positive for the stock market, negative for bonds and positive for the U.S. dollar over the next six to eighteen months, albeit, with likely heightened bouts of volatility. Over time, as the process of negotiating the implications and feasibility of these new policies unfolds, the impact on market direction will be more precise. Longer term, the risk of significantly higher interest rates might have a negative impact on both capital markets and the economy. However, for now, one does not have to pay the piper to play, as the positive headline of reform outweighs the possible pain of change.

President-elect Trump actually lost the popular vote by 46.2% to Secretary Clinton’s 48.1%, yet he has made it very clear that he is going to push his agenda as if he has a mandate for change. We see proposed cabinet members who in many cases share his view and also share his lack of governmental experience. We believe that the President-elect sees this as providing a fresh perspective from which to restructure the various cabinet level departments ranging from education, labor, energy, Housing and Urban Development (HUD), Health and Human Services (HHS), the Environmental Protection Agency (EPA), transportation, among others. In a fundamental sense, he is seeking a potential structural reform of government processes and regulations which have shaped our daily lives for the past 30-50 years. While this could have profound consequences, both positive and negative, we believe the scale and scope of these departments of government will require a long learning curve for many of the inexperienced cabinet bosses, which suggests that any potential reform might take years to enact. Nonetheless, we believe that potential structural adjustments to our economy may have very long lasting effects which are not at this time understood.

“FISCAL STIMULUS”

What is very clear to investors is that the ongoing gradual cyclical recovery from the Great Financial Collapse of 2008-2009 has the potential to be jumpstarted by the first meaningful fiscal stimulus since 2009, as Republican alignment promises the end of political gridlock between the Executive and Congress, enabling fiscal spending to grow again. Specifically, via tax cuts, focused primarily on corporations based on their domestic/international production and sales activities appears to be a major form of implementing the stimulus. In essence, this is intended to support domestic production and inhibit off-shore production, which is then sold into the U.S. While this structural shift in taxation is designed to promote growth in new productive capacity, it is very much a federal fiscal redistribution of taxes, which will have an uncertain impact on job growth. In effect, by lowering domestic tax rates from the high of 38% to potentially around 20%, many smaller U.S. companies should experience growth in after-tax earnings of between 20-25% by 2018. Other possible offsets may scale back perhaps 5-10% of these potential gains for some companies. However, multi-national companies with significant earnings in manufacturing abroad may not be as fortunate as they may already be paying very low tax rates. That is why estimates for the average U.S. corporate tax rate is around 23% as opposed to the aforementioned 38% rate. So overall, various estimates of earnings for the S&P 500® Index is for between 8-15%.

The net effect is that the stock market may start to revalue many companies with a higher current price/earnings ratio in anticipation of the following calendar year than they do currently. This could be very positive for not only longer term earnings and dividend payout ratios, but share prices as well. However, there will likely be losers as well as winners. Companies which have been able to use a multi-national structure to shelter much of their taxable income may be disadvantaged. That said, those companies with significant retained earnings abroad may be able to bring cash back at a reduced tax rate, which might be redeployed in job creating or shareholder friendly ways, such as expenditures on plant and equipment, special dividends and perhaps even share buybacks. Thus, the new tax regime for corporations could have a positive impact for many companies. Companies optimized for the existing array of tax deductions, which might be eliminated or modified may have to restructure their business model, potentially leading to significant changes in how they use debt and equity in their capital structure.

“RISING INTEREST RATES”

While we have experienced 35 years of falling interest rates since Paul Volker led the Federal Reserve in breaking the back of inflationary expectations, it has been three and a half years since Ben Bernanke began warning the market that he would taper the quantitative easing program, which supported asset prices in recent years. Ironically, it was financial assets and financially sensitive stocks that benefited most from such easing and yet it also sustained fears of a deflationary spiral as the natural buyers of many of these financial instruments (such as bonds, loans, utility and real estate investment trust (REIT) stocks) chased the spiraling yields downward, effectively reducing their expected returns. Indeed, this has created a serious problem for

Annual Report | October 31, 2016	1

Alpine View (Continued)
October 31, 2016

very long term investors, such as pension funds and insurance companies, even though interest rates have only just begun to rise in the U.S. The prospects for another Fed Funds increase in December and possibly two or three in 2017 seem to be partly baked into market expectations. Although possible, longer term rate hikes are not.

“SPECTER OF INFLATION”

If the majority of Mr. Trump’s tax plan becomes reality, we would expect to see already historically low levels of unemployment gradually lead to rising wages by 2018, and if the fiscal stimulus is further boosted by significant infrastructure spending which could start to flow by then, the potential for an inflationary surge into 2019 is possible. Needless to say, we will monitor such impacts, but it remains a fundamental concern that the markets may price in a return to longer term inflation if budget deficits continue to grow or accelerate to the downside. As we said at the beginning, we have experienced a sea change in expectations of how our government is run. We do not know how developed President-elect Trump’s thinking is on major matters of state or how they might evolve with experience. However, we do know that his fundamental business model encourages affiliates or associates to design and manage operations. Coordination will be key as large decentralized organizations can be tripped up by the complexities of managing an enterprise, which is anything but an island in the world. Trade policies which encourage ties that bind, such as the North American Free Trade Agreement (NAFTA), lead to mutual investment and support, whereas punitive barriers to trade may lead to retaliation or unilateral alliances which bypass our economy. Such scenarios could interrupt the free flow of goods, services and investment capital upon which our economy, indeed the global economy, is primarily based. If this happens, we believe it would undo much of the positive benefit President-elect Trump seeks from his structural reforms. Thus, we believe that the markets will be watching his tweets on pins and needles, creating a potentially volatile environment over the near to medium term until long term policies become clarified. Even though the social, civil and even cultural impact of a Trump presidency may be in question for roughly half of the population, it appears that the short term economic program could jumpstart the American economy, which might even speed up the global recovery some eight years after the greatest recession of our lifetime.

“FOCUS ON FUNDAMENTALS”

The U.S. equity market has rebounded strongly post-election in anticipation of this possibility, despite uncertainty of its ultimate shape, but markets will adapt to new information as it becomes available over the following quarters. Another notable aspect of these potential tax and structural changes is that the market focus has shifted from macro-prudential (Central Bank) policy, which stimulated momentum investments and indeed has refocused on basic measures of business performance, profitability and growth at a reasonable price. As our investment approach is rooted in fundamentals, such as cash flow, replacement cost, and value creation through return on invested capital, Alpine is very pleased to see this change. We believe this may favor our investment methodology, which has historically led us to manage our funds with high active share as opposed to closely following indices.

We believe that our funds are well adapted to the current environment and we will continue to address them as economic and business conditions require. Thank you for your support and interest.

Sincerely,

Samuel A. Lieber

President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that Fund.

This letter and the letter that follows represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Active Share is a measure of the percentage of stock holdings in a manager’s portfolio that differ from the benchmark index.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings. Normalized earnings — earnings metric that shows you want earnings look like smoothed out in the long run, taking into account the cyclical changes in an economy or stock.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2015 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproductions in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

Quasar Distributors, LLC provides filing administration for Alpine’s closed-end funds. The Funds are not bought or sold through Quasar Distributors; the Alpine closed-end funds are bought and sold through non-affiliated broker/dealers and trade on nationally recognized stock exchanges.

This is a closed-end fund and does not continuously offer shares.

Manager Commentary
October 31, 2016

Dear Shareholders:

For the fiscal year ended October 31, 2016, the Alpine Global Dynamic Dividend Fund (AGD) generated a total return of 1.04% on its net asset value (NAV) and a 1.61% return on the market price of AGD, versus its benchmark, the MSCI All Country World Index, which had a total return of 2.05%. All returns include reinvestment of all distributions. The Fund distributed $0.78 per share during the period.

Performance Drivers

Global equities staged an impressive, albeit modest rally during the 12-month period ended October 31, 2016, climbing the proverbial “wall of worry.” It was far from a smooth ride, however, with the S&P 500® Index down 11% in the first 6 weeks of calendar year 2016 as concerns of a U.S. recession combined with a softening of macroeconomic indicators overseas. After recovering from this setback, global stocks faced a new challenge with the surprising outcome of the “Brexit” referendum, in which citizens of the United Kingdom voted in favor of leaving the European Union. While this also led to a brief panic-inspired selloff, investors once again generally shifted from risk aversion to risk seeking behavior as central banks banded together across the world to drive down interest rates and provide liquidity. While the volatility subsided, with the Chicago Board Options Exchange Volatility Index (VIX) declining from a peak of 28 in February to a trough of 11 in August 2016, investors were quite selective in where they chose to direct their funds. Stocks of regulated utilities and telecom services companies, known as “bond proxies” because their high dividend yields attract investors seeking income, performed quite well, with the S&P 500 Utilities Index up 17.11% and the S&P 500 Telecommunications Services Index up 10.75% for the 12-month period. Money flowed freely into emerging market stocks as well, with the Ibovespa Brasil Sau Paulo Stock Exchange Index up 71.85% in U.S. dollar terms, fueled in part by the prospect of a political regime change as a result of the impeachment of President Dilma Rousseff. Across the Atlantic, Europe struggled amidst fears that Brexit-inspired political change may put further pressure on the cohesion of the European Union. The MSCI Europe Index declined by 6.68% in U.S. dollar terms for the fiscal period ended October 31, 2016.

On a sector basis, information technology, utilities and real estate had the greatest positive effect on the absolute total return of the Fund. The health care, consumer discretionary, and financials sectors had the greatest negative effect on the absolute performance of the Fund. On a relative basis, the utilities sector generated the largest outperformance versus the MSCI All Country World Index, followed by information technology and real estate sectors. The consumer discretionary, telecom services, and consumer staples sectors were the worst relative performers during the period.

Portfolio Analysis

The top five contributors to the Fund’s performance for the fiscal year ended October 31, 2016 based on contribution to total return were Rumo Logistica Operadora Multimodal S.A., Broadcom Ltd., Applied Materials, Four Corners Property Trust, and B/E Aerospace, Inc.

•	Rumo Logistica Operadora Mulitimodal (“Rumo”) SA is a railway concession operator in Brazil. The stock outperformed after it raised $2.6 billion Reals ($705 million USD) through an equity stock offering. This allowed the company to significantly reduce its leverage and alleviate liquidity concerns, leading to a significant rerating of the stock.

•	Semiconductor manufacturer Broadcom Ltd. continued to impress investors, realizing its synergy targets ahead of schedule following the first full quarter after the Avago/Broadcom merger. The company also benefited from significantly increased dollar content in the recently launched iPhone 7, which benefited from competitor Samsung’s Galaxy Note 7 challenges.

•	Applied Materials, which supplies wafer fabrication equipment to the semiconductor industry, benefited from a surge in orders for equipment used to build logic semiconductors, dynamic random-access memory (DRAM) devices, and NAND flash memory. The company is especially well positioned for the shift towards higher resolution, thinner, less power consuming, foldable, stretchable displays in smartphones.

•	Four Corners Property Trust is a real estate investment trust (“REIT”) that was formed in a tax-free spin-off from restaurant owner and operator Darden Restaurants in November 2015. The portfolio consists of over 25% of Darden’s 1,500, restaurants with brands including Olive Garden and Longhorn Steakhouse, the vast majority of which are leased to Darden. The company paid a special dividend of $8.12 per share in January 2016 as part of the REIT conversion process whereby a company must distribute all earnings and profits accumulated prior to achieving REIT status. The stock performed well as investors were attracted to its high quality portfolio with one of the highest internal growth rates across the net lease sector.

•	B/E Aerospace, the world’s leading manufacturer of commercial aircraft cabin products, surged on the announcement that Rockwell Collins agreed to purchase the company for $62 per share, a 23% premium. The merger will create a leading supplier of cockpit and cabin solutions with $8 billion in revenues. The combined company is expected to generate $6 billion in free cash flow in the next 5 years.

The bottom five contributors to the Fund’s performance for the fiscal year ended October 31, 2016 based on contribution to total return were The Williams Companies, Adani Ports & Special Economic Zone Ltd., Nokia Oyj, ITV plc, and Teva Pharmaceutical Industries.

•	The Williams Companies is a midstream company with an extensive network of natural gas and natural gas liquids infrastructure. The company’s underlying fundamentals deteriorated due to declining olefin fiber margins and the financial distress of a key customer, Chesapeake Energy, which suffered from its exposure to declining natural gas prices. Investors also soured on the merger between Energy Transfer Equity and Williams, implying that the low price paid for Williams suggested a bearish statement regarding midstream valuations. The Fund has since exited the position.

•	Adani Ports and Special Economic Zone Ltd. (“Adani Ports”) is an Indian port operator. The stock underperformed as investors became concerned with the company’s corporate governance

Annual Report | October 31, 2016	3

Manager Commentary(Continued)
October 31, 2016

and leverage, with an increase in loans to other Adani companies. Fundamentally, port volumes at Adani Ports have continued to be strong relative to other global port operators. The Fund no longer has a position in the stock.

•	Nokia Oyj is a Finnish manufacturer of network equipment to telecom operators. The stock underperformed as the outlook for the communications service provider market worsened, particularly in mobile infrastructure, as large long term evolution (LTE) rollouts slowed down. Investors were also concerned by the unexpected departure of the company’s well respected chief financial officer. The company has continued to execute well as it integrates Alcatel-Lucent, but the macroeconomic environment will likely remain challenging into 2017.

•	ITV is a media company located in the United Kingdom. The company owns a commercial television network and develops content for use on its and others’ channels. ITV’s stock underperformed due largely to a combination of the “Brexit” vote and a decline in advertising revenue. The latter is arguably an industry trend as firms are shifting their advertising budgets away from television towards other venues such as video and the internet. The Fund has since exited the position

•	Teva Pharmaceutical is the world’s largest generic drug manufacturer and has a branded pharmaceutical business. The company underperformed for two reasons in 2016. First, generic drug sales softened in 2016 due to consolidation of drug purchasing organizations and increased rates of generic drug approvals at the FDA, putting pressure on generic drug prices. Second, Teva’s U.S. multiple sclerosis franchise was hit the second half of 2016, as the company failed to fend off patent challenges on their new 40mg formulation of Copaxone.

We have hedged a portion of our currency exposures to the Euro, the Japanese Yen and the British Pound.

Summary & Outlook

As we look towards the balance of 2016, we see reasons for cautious optimism. While President-elect Donald Trump is arguably a controversial figure, Republican control of both branches of Congress could secure him a mandate to deliver on his market-friendly economic proposals of cutting taxes, reducing non-entitlement and non-military spending, and increasing military and infrastructure spending. And the backdrop leading into Trump’s inauguration is tilting in a positive direction. After five consecutive quarters of year-on-year earnings declines, the S&P 500 posted a year-over-year increase in earnings for the third quarter of 2016. In addition, the ISM Manufacturing PMI has spent 7 out of the last 8 months above 50, suggesting increased economic activity.

Europe also appears to be on the mend with the Markit Eurozone Manufacturing PMI remaining comfortably above 50 for all of calendar 2015 and 2016 through October 31st. Macroeconomic data suggest that the U.K.’s decision to leave the European Union is at least at the outset having less of an impact on European economies than was first feared. Even so, it is early days with the Pound down over 18% versus the U.S. dollar from June highs to October 2016 lows, and this deterioration in buying power is likely to be revealed in the months ahead. In 2017, France, the Netherlands and Germany will hold elections. Each event has the potential to dramatically alter the course of the “European project.”

The Asia-Pacific region has been more mixed. China continues to juggle the competing demands of economic rebalancing and a growth slowdown. The Japanese economy continues to chug along and the Bank of Japan’s decision to normalize the yield curve as part of their ongoing quantitative easing policy has had an arguably positive impact on sentiment in the region.

Finally, Brazil’s stock market has been having a banner year as investors look forward to the potential for meaningful political change. While there are still numerous headwinds, with fiscal deficits and lingering inflation concerns, investor confidence appears to have increased.

Beyond the macroeconomic environment, the Fund continues to emphasize its focus on high quality companies with strong balance sheets and a willingness to reward shareholders with dividends.

Sincerely,

Brian Hennessey
Joshua Duitz

Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the Schedule of Portfolio Investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future holdings are subject to risk.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered recommendations to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies may pay in any given timeframe.

The Fund’s monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Fund will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Fund’s website; www.alpinefunds.com, or can be obtained by calling 1-800-617-7616 For fiscal annual period ended October 31, 2016, it is estimated that 3.7% of the distributions Alpine Global Dynamic Dividend Fund paid were through a return of capital. A return of capital distribution does not necessarily reflect the Fund’s performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

Manager Commentary (Continued)
October 31, 2016

The Fund may invest in equity-linked securities and various other derivative instruments, which may be illiquid, and which may disproportionately increase losses, and have a potentially large impact on Fund performance. Diversification does not assure a profit or protect against loss in a declining market.

Investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Annual Report | October 31, 2016	5

Manager Commentary (Continued)
October 31, 2016

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro-Capitalization Company Risk – Stock prices of micro-capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small- or medium-capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. Federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Chicago Board Options Exchange SPX Volatility Index (VIX Index) reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Ibovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

The Institute of Supply Management (ISM) Manufacturing Purchasing Managers Index (PMI) Report on Business is based on data compiled from monthly replies to questions asked of purchasing and supply executives in over 400 industrial companies.

Markit Eurozone Manufacturing PMI measures the performance of the manufacturing sector and is derived from a survey of 600 industrial companies.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

S&P 500® Utilities Index comprises those companies included in the S&P 500® that are classified as members of the GICS utilities sector.

S&P 500® Telecommunication Services Index comprises those companies included in the S&P 500® that are classified as members of the GICS telecommunications services sector.

The S&P 500® Index, S&P 500® Telecommunications Services Index, and S&P 500® Utilities Index (the “Indices”) are products of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2015 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproductions in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

Manager Commentary(Continued)
October 31, 2016

PERFORMANCE(1) As of October 31, 2016 (Unaudited)

	Ending Value as of 10/31/16	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Global Dynamic Dividend Fund | NAV(3)(4)	$9.96	1.04%	4.76%	7.08%	-1.33%	-0.58%
Alpine Global Dynamic Dividend Fund | Market Price(4)	$8.42	1.61%	2.58%	2.34%	-3.56%	-2.65%
MSCI All Country World Index		2.05%	3.21%	8.03%	3.78%	4.61%
S&P 500® Index		4.51%	8.84%	13.57%	6.70%	7.43%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Commenced operations on July 26, 2006. Initial public offering split adjusted price of $40 used in calculating performance information for market price.
(3)	Performance at NAV includes fees and expenses.
(4)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Shareholders received 1 share for every 2 shares owned and net asset value and market price per share increased correspondingly.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs/secondary offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 developed and 21 emerging markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. (Source: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (Unaudited)
Apple, Inc.	1.73%	United States
CVS Health Corp.	1.34%	United States
Svenska Cellulosa AB SCA-B Shares	1.34%	Sweden
Banco Bilbao Vizcaya Argentaria SA	1.30%	Spain
NextEra Energy, Inc.	1.28%	United States
Ferrovial SA	1.27%	United Kingdom
American Tower Corp.	1.26%	United States
The Home Depot, Inc.	1.23%	United States
CMS Energy Corp.	1.19%	United States
LaSalle Logiport REIT	1.15%	Japan
Top 10 Holdings	13.09%

TOP 5 COUNTRIES* (Unaudited)
United States	55.9%
United Kingdom	5.9%
Japan	4.3%
Switzerland	3.7%
Brazil	2.6%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 10/31/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Annual Report | October 31, 2016	7

Manager Commentary(Continued)
October 31, 2016

REGIONAL ALLOCATION** As of October 31, 2016 (Unaudited)

** As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of October 31, 2016 (Unaudited)

Schedule of Portfolio Investments

October 31, 2016

Shares	Security Description	Value

Common Stocks-95.3%
Aerospace & Defense-2.2%
24,000	B/E Aerospace, Inc.	$1,428,480
9,000	Orbital ATK, Inc.	669,240
4,500	Raytheon Co.	614,745
		2,712,465
Air Freight & Logistics-1.1%
8,000	FedEx Corp.	1,394,560

Airlines-1.5%
32,500	Delta Air Lines, Inc.	1,357,525
16,900	Japan Airlines Co., Ltd.	498,926
		1,856,451
Auto Components-0.9%
8,100	Delphi Automotive PLC	527,067
155,000	GKN PLC	605,587
		1,132,654
Banks-8.3%
225,364	Banco Bilbao Vizcaya Argentaria SA	1,627,351
78,000	Bank of America Corp.	1,287,000
19,500	Citigroup, Inc.	958,425
51,000	Citizens Financial Group, Inc.	1,343,340
28,200	Hana Financial Group, Inc.	808,355
140,000	Mitsubishi UFJ Financial Group, Inc.	727,033
131,000	Regions Financial Corp.	1,403,010
14,200	The PNC Financial Services Group, Inc.	1,357,520
17,900	Wells Fargo & Co.	823,579
		10,335,613
Beverages-0.7%
7,400	Anheuser-Busch InBev NV-SP ADR	854,626

Biotechnology-0.7%
5,000	Shire PLC-ADR	843,200
Capital Markets-3.1%
37,500	Azimut Holding SpA	601,842
11,500	Evercore Partners, Inc.-Class A	618,125
19,000	Federated Investors, Inc.-Class B	513,000
88,000	Mediobanca SpA	644,818
42,500	OM Asset Management PLC	597,975
34,000	The Blackstone Group LP	851,020
		3,826,780
Chemicals-1.5%
52,500	Clariant AG (a)	869,562
14,000	Symrise AG	960,685
		1,830,247
Commercial Services & Supplies-0.8%
24,500	ISS A/S	963,252
Shares	Security Description	Value

Communications Equipment-2.0%
22,300	Cisco Systems, Inc.	$684,164
14,800	Harris Corp.	1,320,308
113,000	Nokia OYJ	504,618
		2,509,090
Construction & Engineering-2.9%
36,203	Bouygues SA	1,180,532
728,000	China Railway Construction Corp., Ltd.-Class H	912,400
81,784	Ferrovial SA	1,591,322
		3,684,254
Consumer Finance-1.1%
12,250	Discover Financial Services	690,043
26,000	Synchrony Financial	743,340
		1,433,383
Diversified Telecommunication Services-2.4%
179,000	Bharti Infratel, Ltd.	929,487
56,000	Cellnex Telecom SAU (b)	919,651
25,000	Ei Towers SpA (a)	1,180,082
		3,029,220
Electric Utilities-1.8%
97,970	Energisa SA	686,895
12,500	NextEra Energy, Inc.	1,600,000
		2,286,895
Electronic Equipment, Instruments & Components-1.0%
20,500	TE Connectivity, Ltd.	1,288,835

Energy Equipment & Services-0.2%
4,000	Schlumberger, Ltd.	312,920

Equity Real Estate Investment-5.6%
13,423	American Tower Corp.	1,573,041
22,500	Colony Starwood Homes	652,725
13,000	CyrusOne, Inc.	579,930
1,350	LaSalle Logiport REIT	1,432,774
466,666	Prologis Property Mexico SA de CV	785,143
30,000	The Geo Group, Inc.	718,800
85,220	Westfield Corp.	576,959
21,000	Weyerhaeuser Co.	628,530
		6,947,902
Food & Staples Retailing-2.6%
20,000	CVS Health Corp.	1,682,000
21,800	Seven & i Holdings Co., Ltd.	911,122
20,500	The Kroger Co.	635,090
		3,228,212

Annual Report | October 31, 2016	9

Schedule of Portfolio Investments (Continued)

October 31, 2016

Shares	Security Description	Value

Food Products-4.5%
59,000	BRF SA-ADR	$986,480
29,000	Mondelez International, Inc.-Class A	1,303,260
17,000	Nestle SA	1,232,631
55,000	Nomad Foods, Ltd. (a)	675,950
15,500	The Kraft Heinz Co.	1,378,725
		5,577,046
Gas Utilities-0.3%
100,454	Infraestructura Energetica Nova SAB de CV	443,781
Health Care Equipment & Supplies-1.9%
15,600	Medtronic PLC	1,279,512
10,100	Zimmer Biomet Holdings, Inc.	1,064,540
		2,344,052
Health Care Providers & Services-2.7%
10,300	HCA Holdings, Inc. (a)	788,259
7,473	McKesson Corp.	950,341
5,300	UnitedHealth Group, Inc.	749,049
7,000	Universal Health Services, Inc.-Class B	844,970
		3,332,619
Hotels, Restaurants & Leisure-0.8%
27,000	Aramark	1,005,210

Household Durables-2.8%
22,500	Lennar Corp.-Class A	938,025
29,000	Newell Brands, Inc.	1,392,580
7,700	Whirlpool Corp.	1,153,614
		3,484,219
Household Products-1.3%
59,000	Svenska Cellulosa AB SCA-B Shares	1,671,595

Independent Power and Renewables-2.0%
29,220	Atlantica Yield PLC	525,376
77,000	NRG Yield, Inc.-Class A	1,134,210
37,000	Pattern Energy Group, Inc.	826,950
		2,486,536
Insurance-0.8%
6,300	Allianz SE	982,047

Internet Software & Services-0.6%
900	Alphabet, Inc.-Class C (a)	706,086

IT Services-0.5%
26,000	CSRA, Inc.	652,340

Life Sciences Tools & Services-1.0%
8,400	Thermo Fisher Scientific, Inc.	1,235,052

Machinery-1.5%
693,650	CRRC Corp., Ltd.-Class H	629,652
8,300	Snap-on, Inc.	1,279,030
		1,908,682
Shares	Security Description	Value

Media-1.8%
15,500	Comcast Corp.-Class A	$958,210
202,737	NOS SGPS SA	1,346,900
		2,305,110
Metals & Mining-0.5%
31,000	Nippon Steel & Sumitomo Metal Corp.	614,413

Mortgage Real Estate Investment-0.6%
41,500	Colony Capital, Inc.-Class A	788,915

Multi-Utilities-2.1%
35,400	CMS Energy Corp.	1,492,110
53,000	Veolia Environnement SA	1,156,634
		2,648,744
Multiline Retail-0.7%
13,500	Dollar General Corp.	932,715

Oil, Gas & Consumable Fuels-6.7%
17,497	Anadarko Petroleum Corp.	1,040,022
34,500	BP PLC-SP ADR	1,226,475
9,500	Chevron Corp.	995,125
25,000	Enbridge, Inc.	1,079,250
7,300	EOG Resources, Inc.	660,066
58,500	Kinder Morgan, Inc.	1,195,155
20,500	Marathon Petroleum Corp.	893,595
22,000	SemGroup Corp.-Class A	709,500
6,500	Tesoro Corp.	552,305
		8,351,493
Paper & Forest Products-1.7%
108,000	Stora Enso OYJ-R Shares	1,021,369
48,000	UPM-Kymmene OYJ	1,117,071
		2,138,440
Personal Products-0.7%
20,000	Unilever NV	838,242

Pharmaceuticals-3.4%
30,500	AstraZeneca PLC-SP ADR	863,760
16,400	Novartis AG-SP ADR	1,164,728
12,500	Novo Nordisk A/S-SP ADR	444,250
25,000	Pfizer, Inc.	792,750
22,300	Teva Pharmaceutical Industries, Ltd.-SP ADR	953,102
		4,218,590
Real Estate Management & Development-1.0%
54,500	Mitsui Fudosan Co., Ltd.	1,242,321

Schedule of Portfolio Investments (Continued)

October 31, 2016

Shares	Security Description	Value

Road & Rail-2.3%
8,700	Canadian Pacific Railway, Ltd.	$1,243,752
475,000	Cosan Logistica SA (a)	733,631
389,000	Rumo Logistica Operadora Multimodal SA (a)	870,132
		2,847,515
Semiconductors & Semiconductor Equipment-3.6%
35,000	Applied Materials, Inc.	1,017,800
8,200	Broadcom, Ltd.	1,396,296
34,500	Intel Corp.	1,203,015
25,700	SK Hynix, Inc.	920,865
		4,537,976
Software-0.9%
7,467	Dell Technologies, Inc.-VMware, Inc.-Class V (a)	366,555
12,500	Microsoft Corp.	749,000
		1,115,555
Specialty Retail-3.4%
12,600	Dick’s Sporting Goods, Inc.	701,190
14,500	Foot Locker, Inc.	968,165
12,600	The Home Depot, Inc.	1,537,326
14,800	TJX Cos., Inc.	1,091,500
		4,298,181
Technology, Hardware, Storage & Peripherals-3.2%
19,000	Apple, Inc.	2,157,260
425	Samsung Electronics Co., Ltd.	608,761
21,500	Western Digital Corp.	1,256,460
		4,022,481
Textiles, Apparel & Luxury Goods-0.5%
7,300	Carter’s, Inc.	630,282

Wireless Telecommunication Services-1.1%
482,000	Vodafone Group PLC	1,326,249

TOTAL COMMON STOCKS (Cost $112,853,189)		119,157,046

Exchange-Traded Funds-1.0%
21,000	SPDR S&P Biotech Fund	1,179,150

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,293,171)		1,179,150
Shares	Security Description	Value

Rights-0.0% (c)

Construction & Engineering-0.0% (c)
81,784	Ferrovial SA Expiration: November 18, 2016	$35,013

TOTAL RIGHTS (Cost $36,653)		35,013

Principal Amount

Short-Term Investments-3.4%
$4,283,000	State Street Eurodollar Time Deposit, 0.01%	4,283,000

TOTAL SHORT-TERM INVESTMENTS (Cost $4,283,000)		4,283,000

TOTAL INVESTMENTS (Cost $118,466,013) (d)—99.7%		124,654,209

OTHER ASSETS IN EXCESS OF LIABILITIES—0.3%		341,768

TOTAL NET ASSETS 100.0%		$124,995,977

The accompanying notes are an integral part of these financial statements.

Annual Report | October 31, 2016	11

Schedule of Portfolio Investments (Continued)

October 31, 2016

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.7% of the Fund’s net assets.
(c)	Amount is less than 0.05%.
(d)	See Note 6 for the cost of investments for federal tax purposes.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of a corporation.

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S - Aktieselskab is the Danish term for a stock-based corporation.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SCA - Societe en Commandite par actions is the French equivalent of a limited partnership.

SP ADR - Sponsored American Depositary Receipt

SpA - Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
October 31, 2016

ASSETS:

Investments, at value(1)	$124,654,209
Cash	413,431
Receivable from investment securities sold	915,348
Dividends receivable	310,508
Tax reclaim receivable	395,059
Unrealized appreciation on forward currency contracts	392,421
Prepaid expenses and other assets	39,461
Total assets	127,120,437

LIABILITIES:

Payable for investment securities purchased	1,931,563
Accrued expenses and other liabilities:
Investment advisory fees (Note 4)	107,263
Trustee fees (Note 4)	11,487
Administration fees	6,678
Compliance fees (Note 4)	1,232
Other	66,237
Total liabilities	2,124,460
Net Assets	$124,995,977

NET ASSETS REPRESENTED BY:

Paid-in-capital	$277,496,381
Distributions in excess of net investment income	(221,402)
Accumulated net realized loss from investments and foreign currency transactions	(158,791,454)
Net unrealized appreciation on investments and foreign currency translations	6,512,452
Net Assets	$124,995,977
Net asset value
Net assets	$124,995,977
Shares of beneficial interest issued and outstanding	12,549,582
Net asset value per share	$9.96
(1) Total cost of investments	$118,466,013

The accompanying notes are an integral part of these financial statements.
Annual Report | October 31, 2016	13

Statement of Operations
For the Year Ended October 31, 2016

INVESTMENT INCOME:

Dividend income	$10,374,247
Less: Foreign taxes withheld	(184,695)
Interest income	70
Total investment income	10,189,622

EXPENSES:

Investment advisory fee (Note 4)	1,266,402
Printing and mailing fees	37,360
Audit and tax fees	33,836
Administration fee (Note 4)	29,307
NYSE fees	18,411
Accounting and custody fees	11,889
Insurance fees	10,330
Interest on loan (Note 7)	9,298
Other fees	32,550
Total expenses	1,449,383
Net investment income	8,740,239

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain/(loss) from:
Investments	(9,065,457)
Foreign currency transactions	648,118
Net realized gain/(loss) from investments and foreign currency	(8,417,339)
Change in net unrealized appreciation/(depreciation) on:
Investments	(868,076)
Foreign currency translations	(87,219)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency	(955,295)
Net loss on investments and foreign currency	(9,372,634)
Decrease in net assets from operations	$(632,395)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
OPERATIONS:

Net investment income	$8,740,239	$10,058,153
Net realized gain (loss) from:
Investments	(9,065,457)	(259,763)
Foreign currency transactions	648,118	2,980,278
Change in net unrealized appreciation/(depreciation) on:
Investments	(868,076)	(6,506,279)
Foreign currency translations	(87,219)	(1,287,059)
Increase (decrease) in net assets from operations	(632,395)	4,985,330

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 6):

From net investment income	(9,428,343)	(9,742,403)
From tax return of capital	(360,331)	—
Decrease in net assets from distributions to shareholders	(9,788,674)	(9,742,403)

CAPITAL SHARE TRANSACTIONS:

Repurchase of shares	—	(532,572)
Increase (decrease) in net assets from capital share transactions	—	(532,572)
Net decrease in net assets	(10,421,069)	(5,289,645)
NET ASSETS:
Beginning of year	135,417,046	140,706,691
End of year*	$124,995,977	$135,417,046

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding - beginning of year	12,549,582	12,603,082
Common shares retired	—	(53,500)
Common shares outstanding - end of year	12,549,582	12,549,582
* Including distributions in excess of net investment income of:	$(221,402)	$502,730

The accompanying notes are an integral part of these financial statements.
Annual Report | October 31, 2016	15

Financial Highlights
(For a share outstanding throughout each year)

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2016	2015†	2014†	2013†(a)	2012†(a)
PER COMMON SHARE OPERATING PERFORMANCE:

Net asset value per share, beginning of year	$10.79	$11.16	$11.06 (a)	$10.26	$11.36
Income from investment operations:
Net investment income	0.70	0.80	0.70	0.78	1.40
Net realized and unrealized gain (loss)	(0.75)	(0.41)	0.16	0.98	(1.06)
Total from investment operations	(0.05)	0.39	0.86	1.76	0.34

LESS DISTRIBUTIONS:

From net investment income	(0.75)	(0.77)	(0.76)	(0.96)	(1.44)
Tax return of capital	(0.03)	—	—	—	—
Total distributions	(0.78)	(0.77)	(0.76)	(0.96)	(1.44)
Anti-Dilutive effect of share repurchase program	—	0.01	—	—	—
Net asset value per share, end of year	$9.96	$10.79	$11.16	$11.06	$10.26
Per share market value, end of year	$8.42	$9.07	$9.78	$9.96	$11.52

Total return based on:
Net Asset Value(b)	1.04%	4.62%	8.78%	18.87%	2.98%
Market Value(b)	1.61%	0.35%	5.86%	(4.66)%	9.10%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of year (000)	$124,996	$135,417	$140,707	$139,415	$129,248
Ratio of total expenses to average net assets(c)	1.14%	1.19%	1.42%	1.47%	1.39%
Ratio of net investment income to average net assets	6.90%	7.05%	6.22%	7.51%	13.13%
Portfolio turnover	97%	120%	110%	224%	233%

Borrowing at End of year
Aggregate Amount Outstanding (000)	N/A	N/A	$4,762	$2,029	$1,840
Asset Coverage Per $1,000 (000)	N/A	N/A	$30,545	$69,714	$71,247

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Net asset value and per share information through January 20, 2014 have been updated to reflect the effect of the split. Shareholders received 1 share for every 2 shares owned and net asset value per share increased correspondingly.
(b)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(c)	Ratio of total expenses to average net assets excluding interest expense was 1.14%, 1.15%, 1.39%, 1.45% and 1.38% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

The accompanying notes are an integral part of these financial statements.
16

Notes to Financial Statements

October 31, 2016

1. Organization:

Alpine Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services — Investment Companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Fund are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Fund’s NAV is calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally

Annual Report | October 31, 2016	17

Notes to Financial Statements (Continued)

October 31, 2016

recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and over-the-counter derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Fund, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1	-	Unadjusted quoted prices in active markets for identical investments.

Level 2	-	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3	-	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

Notes to Financial Statements (Continued)

October 31, 2016

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2016:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$119,157,046	$—	$—	$119,157,046
Exchange-Traded Funds	1,179,150	—	—	1,179,150
Rights	—	35,013	—	35,013
Short-Term Investments	—	4,283,000	—	4,283,000
Total	$120,336,196	$4,318,013	$—	$124,654,209

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$392,421	$—	$392,421
Total	$—	$392,421	$—	$392,421

*	For detailed industry descriptions, see accompanying Schedule of Portfolio Investments.

For the year ended October 31, 2016, there were no transfers between Level 1, Level 2 and Level 3. The Fund recognizes transfers as of the beginning of the year.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

FASB ASC 740-10 “Income Taxes” - Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of October 31, 2016, open Federal and New York tax years include the tax years ended October 31, 2013 through 2016. Also, the Fund has recognized no interest and penalties related to uncertain tax benefits. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of October 31, 2016, there were no outstanding balances of accrued capital gains taxes for the Fund.

D. Distributions to Shareholders:

The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax-exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If

Annual Report | October 31, 2016	19

Notes to Financial Statements (Continued)

October 31, 2016

the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

E. Foreign Currency Translation Transactions:

The Fund may invest in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The Fund does not isolate the portion of each portfolio invested in foreign securities of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translations gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statement of Operations:

i)       fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)       purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund did not hold equity-linked structured notes as of October 31, 2016.

H. Options:

The Fund may engage in option transactions and in doing so achieve similar objectives to what they would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities. The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities in the Fund’s portfolio.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted

Notes to Financial Statements (Continued)

October 31, 2016

daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively. There were no options contracts held as of October 31, 2016.

I. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund’s forward contracts are not subject to a master netting agreement or similar agreement. During the year ended October 31, 2016, the Fund entered into twelve forward contracts. The average monthly principal amount for forward contracts held by the Fund throughout the period was $11,346,155. This is based on amounts held as of each month-end throughout the year.

The following forward currency contracts were held as of October 31, 2016:

Description	Counterparty	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Appreciation/ (Depreciation)
Contracts Sold:
Euro	State Street Bank and Trust Company	12/07/16	6,000,000 EUR	$6,889,800	$6,596,210	$293,590
Japanese Yen	State Street Bank and Trust Company	12/07/16	260,000,000 JPY	2,581,183	2,482,352	98,831
					$9,078,562	$392,421

J. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the year ended October 31, 2016. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the year. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Fund’s derivatives during the year.

The effect of derivative instruments in the Statement of Assets and Liabilities as of October 31, 2016:

Derivatives	Statement of Assets and Liabilities Location	Unrealized Appreciation
Forward Currency Contracts	Unrealized appreciation
Foreign exchange risk	on forward currency contracts	$392,421

The effect of derivative instruments in the Statement of Operations for the year ended October 31, 2016:

Derivatives	Statement of Operations Location	Net Realized Gain	Change in Net Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$739,325
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(84,609)

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2016 are as follows:

Purchases	Sales
$122,630,199	$120,564,754

The Fund did not have purchases and sales of U.S. Government Obligations during the year ended October 31, 2016.

Annual Report | October 31, 2016	21

Notes to Financial Statements (Continued)

October 31, 2016

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Fund. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Certain officers and trustees of the Funds are also officers and/or trustees of the Adviser. No interested trustee, who is deemed an interested person due to current or former service with Adviser or an affiliate of Adviser, receives compensation from the Funds.

5. Capital Transactions:

On February 27, 2013, the Board announced a new Share Repurchase Plan (the “Repurchase Plan”). Under the Repurchase Plan, the Fund may purchase, in the open market, the Fund’s then outstanding common shares, with the amount and timing of repurchases at the discretion of the Fund’s investment adviser, Alpine Woods, and subject to market conditions and investment considerations. During the year ended October 31, 2015, under the Repurchase Plan, the Adviser purchased 53,500 shares at an average price of $9.96, including commissions in the amount of $810. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 13.57%. During the year ended October 31, 2016, there were no shares repurchased under the Repurchase Plan.

6. Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share of the Fund.

Classification of Distributions:

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2016 and 2015 were as follows:

Distributions paid from:	2016	2015
Ordinary income	$9,428,343	$9,742,403
Return of Capital	360,331	—
Total	$9,788,674	$9,742,403

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax reporting. The permanent differences are primarily due to differing treatment of gains (losses) related to foreign currency transactions, expired capital loss carryforward, tax treatment of spin-offs, and partnership adjustments. Accordingly, for the year ended October 31, 2016 the effect of certain differences were reclassified. The Fund decreased undistributed net investment income by $36,028 and increased accumulated net realized gain by $189,816,733 and decreased paid in capital by $189,780,705. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications.

As of October 31, 2016, the Fund had available for tax purposes unused capital loss carryovers of $106,545,299, expiring on October 31, 2017 and unused capital loss carryovers of $34,184,369, expiring October 31, 2018. During the year ended October 31, 2016, the Fund expired $189,780,740 of capital loss carryovers.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Capital loss carryovers as of October 31, 2016, with no expiration are as follows:

Short-Term	Long-Term
$14,674,240	$2,294,224

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Accumulated capital loss	$(157,698,132)
Unrealized appreciation	5,197,729
Total	$(152,500,403)

Notes to Financial Statements (Continued)

October 31, 2016

As of October 31, 2016, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation/ (depreciation)
$119,389,036	$11,944,086	$(6,678,913)	$5,265,173

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. Line of Credit:

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund is permitted to borrow up to 33.33% of the total assets for extraordinary or emergency purposes. Additionally, the Fund is permitted to borrow up to 10% of the total assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On October 31, 2016, the amount available for investment purposes was $12,712,044. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the year ended October 31, 2016, the average borrowing by the Fund was $661,567 with an average rate on borrowings of 1.38%. During the year ended October 31, 2016 the maximum borrowing by the Fund was $6,332,573. Interest expense related to the loan for the year ended October 31, 2016 was $9,298. As of October 31, 2016, there was no outstanding loan for the Fund.

8. Subsequent Events:

Distributions: The Fund paid a distribution of $815,723 or $0.07 per common share on November 30, 2016 to common shareholders of record on November 22, 2016.

The Fund will also pay a distribution of $815,723 or $0.07 per common share payable on December 30, 2016 to common shareholders of record on December 22, 2016.

Annual Report | October 31, 2016	23

Report of Independent Registered Public Accounting Firm

October 31, 2016

To the Shareholders and Board of Trustees of

Alpine Global Dynamic Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Alpine Global Dynamic Dividend Fund (the “Fund”) as of October 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended October 31, 2014 were audited by another independent registered public accounting firm whose report, dated December 29, 2014, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpine Global Dynamic Dividend Fund at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, NY

December 22, 2016

Additional Information (Unaudited)

October 31, 2016

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Annual Report | October 31, 2016	25

Additional Information (Unaudited) (Continued)

October 31, 2016

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1 (800) 617.7616.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Fund at 1 (800) 617.7616 and on the SEC’s web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1 (800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1 (800) 617.7616 and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1 (800) SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2016, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	26.04%
Qualified Dividend Income	66.09%

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Additional Information (Unaudited) (Continued)

October 31, 2016

INDEPENDENT TRUSTEES

The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by visiting www.alpinefunds.com

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
H. Guy Leibler (1954)	Independent Trustee	Until 2019, since July 2006	President, Simone Healthcare development (since 2013); Private investor (since 2007).	14	Chairman Emeritus, White Plains Hospital Center (since 1988); Trustee of each of the Alpine Trusts (since 1996).**
Jeffrey E. Wacksman (1960)	Independent Trustee	Until 2017, since July 2006	Partner, Loeb, Block & Partners LLP (law firm) (since 1994).	14	Director, International Succession Planning Association (since 2008); Director, Bondi Icebergs Inc. (women’s sportswear) (since 1994); Director, MH Properties, Inc. (a real estate holding company) (since 1996); Trustee of each of the Alpine Trusts.**
Eleanor T.M. Hoagland (1951)	Independent Trustee	Until 2017, since October 2012	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (2011-2013).	14	Trustee of each of the Alpine Trusts.**

Annual Report | October 31, 2016	27

Additional Information (Unaudited) (Continued)

October 31, 2016

INTERESTED TRUSTEE & OFFICERS

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*	Other Directorships Held by Trustee
Samuel A. Lieber*** (1956)	Interested Trustee and President	Until 2018, since July 2006	Chief Executive Officer, Alpine Woods Capital Investors, LLC (since 1997); President of Alpine Trusts (since 1998).	14	Trustee of each of the Alpine Trusts.**
Stephen A. Lieber**** (1925)	Vice President	Indefinite, since July 2006	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC (since 1999).	14	N/A
Kenneth Corrado (1964)	Chief Compliance Officer	Indefinite, since July 2013	Chief Compliance Officer, Alpine Woods Capital Investors, LLC (since July 2013); Independent Compliance Consultant (2012 to 2013); Vice President and Deputy Chief Compliance Officer, Artio Global Management, LLC (2007 to 2012).	14	N/A
Ronald G. Palmer, Jr. (1968)	Chief Financial Officer	Indefinite, since January 2010	Chief Financial Officer, Alpine Woods Capital Investors, LLC (since January 2010).	14	N/A
Joe C. Caruso (1971)	Treasurer	Indefinite, since July 2013	Fund Accountant, Alpine Woods Capital Investors, LLC (since 2011); Independent Tax Consultant (2010 to 2011); Assistant Vice President Global Fund Services, Deutsche Bank AG (2009 to 2010).	14	N/A
Andrew Pappert (1980)	Secretary	Indefinite, since March 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC (since September 2008).	14	N/A

*	As of October 31, 2016, Alpine Woods Capital Investors, LLC manages fourteen portfolios within the six investment companies that comprise the Alpine Trusts. The Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust are each registered as an open-end management investment company. The Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund are each registered as a closed-end management investment company. As of October 31, 2016, the Trustees oversee fourteen portfolios within the six Alpine Trusts.

**	The Trustees identified in this SAI are members of the Board of Trustees for each of the Alpine Equity Trust, Alpine Income Trust, Alpine Series Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (the “Alpine Trusts”). Shareholders may contact the Trustee at c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Ave., Suite 215, Purchase NY, 10577. Each Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available, without charge, by calling 1-888-785-5578.

***	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

****	Stephen A. Lieber is the father of Samuel A. Lieber.

Investor	1-800-617-7616
Information	www.alpinefunds.com

Trustees

Samuel A. Lieber

Eleanor T.M. Hoagland

H. Guy Leibler

Jeffrey E. Wacksman

Investment Adviser

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

Administrator &

Custodian

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

independent registered

public accounting firm

Ernst & Young

5 Times Square

New York, NY 10019

Fund Counsel

Willkie Farr & Gallagher LLP

787 7th Ave.

New York, NY 10019

SHAREHOLDER | INVESTOR INFORMATION

1(800) 617.7616

www.alpinefunds.com

Item 2. Code of Ethics

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as EX-99.CODE ETH hereto.

Item 3. Audit Committee Financial Expert

(a)(1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The Board of Trustees has determined that H. Guy Leibler is an audit committee financial expert. Mr. Leibler is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Leibler qualifies as an audit committee financial expert based on his substantial experience as a senior executive of an operating company actively supervising principal financial officers in the preparation of financial statements, other board service, as well as his educational background.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2015 was $48,366 and for fiscal year 2016 was $30,387.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $229 in fiscal year 2015 and $0 in fiscal year 2016. The fees in fiscal year 2015 were for professional services for auditor transition.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $9,026 in fiscal year 2015 and was $13,095 in fiscal year 2016. Services for which fees in the Tax Fees category are billed include the principle accountant’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as the principal accountant’s review of excise tax distribution calculations.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item was $0 in fiscal year 2015 and $0 in fiscal year 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant was $0 in fiscal year 2015 and $0 in fiscal year 2016.

(h)	Not applicable. There were no non-audit services rendered to the Registrant in the fiscal year 2016.

Item 5. Audit Committee of Listed Registrants

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act which is comprised of the following members:

Eleanor T. M. Hoagland

H. Guy Leibler

Jeffrey E. Wacksman

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting policies and procedures are attached hereto as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Name	Title	Length of Service	Business Experience 5 Years
Joshua Duitz	Portfolio Manager	Since December 2012	Mr. Joshua Duitz joined Alpine in February 2007, after eight years at Bear Stearns, where Mr. Duitz was a Managing Director Principal who specialized in trading international equities.
Brian Hennessey	Portfolio Manager	Since December 2012	Mr. Brian Hennessey joined Alpine in December 2008, bringing nine years of investment experience. Mr. Hennessey has previously worked at Tribeca Global Investments (a former unit of Citigroup) and Litespeed Partners, Partners Re Asset Management and Putnam Investments.

(a)(2)	Other Accounts Managed as of December 15, 2016

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets	Material Conflicts if Any

Joshua Duitz
Registered Investment Companies	3	1,281.1	0	0	See below(1)
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

Brian Hennessey
Registered Investment Companies	2	1,133.3	0	0	See below(1)
Other Pooled Accounts	0		0	0
Other Accounts	0	0	0	0

(1) Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Limited Investment Opportunities. Other clients of the Alpine Woods Capital Investors LLC (the “Adviser”) may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Different Investment Strategies. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Variation in Compensation. A conflict of interest may arise where the Adviser is compensated differently by the accounts that are managed by the Portfolio Managers. If certain accounts pay higher management fees or performance- based incentive fees, the Portfolio Managers might be motivated to prefer certain accounts over others. The Portfolio Managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers may select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

(a)(3)	Portfolio Manager Compensation as of December 31, 2016

Portfolio manager compensation is comprised of a fixed base salary and a bonus. The base salary is not based on the value of assets managed, but rather on the individual portfolio manager’s experience and responsibilities. The bonus also varies by individual, and is based upon criteria that incorporate management’s assessment of the Fund’s performance relative to returns of comparable mutual funds tracked by Lipper Analytical Services, Inc., Morningstar or Bloomberg LLP, as well the portfolio manager’s corporate citizenship and overall contribution to the Firm.

(a)(4)	Dollar Range of Securities Owned as of December 15, 2016

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Joshua Duitz	$10,001 - $50,000
Brian Hennessey	$1 - $10,000

1 “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(a)(4)	The Registrant’s Proxy Voting Policies and Procedures are attached hereto in response to Item 7 as EX-99.PROXYPOL.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

c)	Notices to shareholders regarding the Fund’s distributions attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	December 30, 2016